Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 149,500,000.00
Previously Paid Amount	30,373.37
Total Fee Amount	20,645.95
Total Offset Amount	0.00
Net Fee	$ 0.00